Filed Pursuant to Rule 497(e)



                              EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                              EXCELSIOR FUNDS TRUST

                         Supplement dated June 11, 2003
                    to the Prospectuses dated August 1, 2002

      Effective June 1, 2003, U.S. Trust Company has merged into U.S. Trust Company, N.A. As a result, U.S. Trust Company, N.A., acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, will serve as an investment adviser to each Fund. Pursuant to an assumption agreement dated June 1, 2003, U.S. Trust Company, N.A. has assumed the duties and obligations of U.S. Trust Company under the Investment Advisory Agreement. The merger will have no impact on the management or operations of the investment advisory functions performed for the Funds.